Exhibit 99.2

2009 Year-End Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, and Treasurer

Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial condition; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 2009 Year-End Earnings Review 1

Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). Total liquidity and free cash flow are non-GAAP financial measures referenced in this presentation. DPL measures total liquidity as its cash and cash equivalents plus available capacity under existing short-term credit facilities. Total liquidity provides useful information about the company’s ability to meet its current obligations and commitments. DPL defines free cash flow as net cash provided by operating activities less dividends paid on common stock and capital expenditures. Free cash flow provides useful information about cash generated by the company’s operations after dividends and capital expenditures. However, free cash flow should not be considered as an alternative to net income, income from continuing operations, net cash provided by operating activities or the change in cash for a particular period. In addition, free cash flow does not represent residual cash flow for discretionary expenditures, as DPL has non-discretionary expenditures, such as mandatory debt service requirements, that are not accounted for in the free cash flow measure. These non-GAAP financial measures are used by management in evaluating the company’s ongoing operating performance. However, non-GAAP financial measures are not substitutes for financial measures determined in accordance with GAAP, and may not be comparable to financial measures reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of total liquidity to the comparable GAAP financial measure of cash and cash equivalents and a reconciliation of the non-GAAP financial measure of free cash flow to the comparable GAAP financial measure of net cash provided by operating activities. 2009 Year-End Earnings Review 2

2009 Earnings 2009 Actual diluted earnings per share $2.01 Items impacting 4th Quarter 2009 earnings ($ per share): Unplanned outages ($0.03) $52 million debt reacquisition ($0.03) Prior year tax adjustment ($0.01) Weather ($0.01) 2009 Year-End Earnings Review 3

2009 Accomplishments Regulatory Major regulatory filings have been completed and provide rate certainty. 2009 Year-End Earnings Review 4 PUCO Regulatory Filing Approval Transmission Cost Recovery Rider Electric Security Plan (ESP) RPM Rider AMI / Smart Grid Pending

2009 Accomplishments Strengthened Financial Profile Reduced outstanding warrants from 19.6 million to 1.8 million. Reduced long-term debt by $227 million and on-going annual interest expense by $18 million. Received ratings upgrades from all three major Rating Agencies in 2009. 2009 Year-End Earnings Review 5 (1) Senior unsecured debt ratings. (2) Senior secured debt ratings. 2009 Warrant Transactions # millions Repurchases (8.6) Cashless exercises (5.5) Full exercises (3.7) 2009 Long-term Debt Transactions $ millions Redeemed 8% long-term debt $175M Repurchased 8.125% long-term debt $52M Rating Agency DPL (1) DP&L (2) Moody's Baa1 Aa3 Standard & Poor's BBB+ A Fitch A- AA-

2009 Accomplishments Dividend Increase 6% quarterly dividend increase announced in December 2009. Current annualized dividend of $1.21 per share. Dividend has increased $0.25 per share from 2005 to 2010. CAGR(1) = 4.7% Dividend $0.96 $1.00 $1.04 $1.10 $1.14 $1.21 (1) CAGR = Compound average growth rate. 2009 Year-End Earnings Review 6

 Generation Output (gWhs) (2009 vs. 2008) 16,643 15,595 Plant performance at DPL operated stations improved significantly over 2008. However, 4th quarter 2009 unplanned outages at DPL and partner-operated stations impacted 2009 gross margin by approximately -$6 million or -$0.03 per share. 2009 Accomplishments Plant Performance 2009 Year-End Earnings Review 7 (1) Other Generation was 171 gWhs in 2009 and 464 gWhs in 2008.

Began construction on 1.1 MW solar array near Yankee substation. Expected to be the largest solar power facility in southwestern Ohio. $5 million capital cost. 9,000 solar panels over 7 acres of land. Facility scheduled to be on-line by March 2010. Supports the company’s effort to be in compliance with Ohio’s renewable energy requirements. Additional opportunities being considered to meet renewable requirements: Expanding the current solar facility. Solar arrays at other locations. Co-firing opportunities. 2009 Accomplishments Investment in Renewable Generation 8 2009 Year-End Earnings Review

2009 Financial Results

2009 Earnings 2009 Actual diluted earnings per share $2.01 Items impacting 4th Quarter 2009 earnings ($ per share): Unplanned outages ($0.03) $52 million debt reacquisition ($0.03) Prior year tax adjustment ($0.01) Weather ($0.01) 2009 Year-End Earnings Review 10

2009 Earnings Drivers Gross Margin increased by approximately $17 million due to: Higher retail rates Higher wholesale sales volume Reduced purchased power volume Decrease in purchased power prices Deferral of RTO related costs Partially offset by: 9% decrease in retail sales volume Decrease in wholesale power prices Lower coal and emission allowance sale gains Higher fuel consumption and prices 2009 Year-End Earnings Review 11 Improved plant performance and lower retail sales. Improved plant performance and higher average fuel costs. Mild weather and economic conditions. Environmental, transmission and capacity, and energy efficiency cost recovery.

2009 Earnings Drivers (continued) 2009 Retail sales volume variances Total Retail Sales: 9.3% below 2008 due to milder weather and economic conditions Weather Adjusted Sales: 7.7% below 2008 Weather impacted 2009 earnings by approximately -$12 million or -$0.07 per share Total Retail gWhs (2009 vs. 2008) Weather Adjusted Retail gWhs (2009 vs. 2008) 2009 Year-End Earnings Review 12 Res. Com. Ind. Other Total Res. Com. Ind. Other Total

2009 Earnings Drivers (continued) Other income statement items: 8% increase in O&M costs Higher depreciation costs of $8 million Lower general taxes of $7 million Lower interest expense of $8 million Higher income taxes 2009 Year-End Earnings Review 13 $12 million, or 4%, of increase offset by retail rate riders. Lower property tax accruals and kWh excise tax. Debt retirements Favorable adjustment in 2008 related to Ohio Franchise Tax settlement. FGDs in service

Liquidity and Capital Outlook

As of December 31, 2009 No borrowings outstanding on the combined revolvers at the end of 2009. Free cash flow positive Cash and Cash Equivalents $ 75 Available Credit from $220M Revolver $ 220 Available Credit from $100M Revolver 100 Total Liquidity as of December 31, 2009 $ 395 Net Cash Provided by Operating Activities (2) $ 526 Dividends paid on common stock (2) (129) Capital Expenditures (2) (172) 2009 Free Cash Flow $ 225 Total Liquidity and Free Cash Flow 2009 Year-End Earnings Review 15 (1) Total liquidity and free cash flow are non-GAAP financial measures. Please see slide 2 for important information about these non-GAAP financial measures. The most directly comparable GAAP financial measures for total liquidity and free cash flow are, respectively, cash and cash equivalents and net cash provided by operating activities, as noted and reconciled in the table above. (2) Please see Appendix for DPL’s full 2009 Statement of Cash Flows.

2010 - 2012 Capital Outlook Capital Expenditures ($ in millions) 2010 – 2012 estimated construction additions Base: $590 million Proposed AMI/Smart Grid: $270 million (Filed with PUCO Aug. 2009) Total $860 million 16 2009 Year-End Earnings Review $0 $50 $100 $150 $200 $250 $300 $350 2008A 2009A 2010E 2011E 2012E Base Proposed AMI/Smart Grid

2010 Earnings Guidance

2010 earnings guidance of $2.35 to $2.60 per share. 2010 Earnings Guidance Reaffirmed Economic Impact Retail sales are flat compared to 2009 weather adjusted sales Wholesale sales: 2,600 – 3,000 gWh AEP - Dayton Hub on-peak power pricing: $47/mWh 4% - 5% increase in O&M expense, excluding costs with revenue offsets. Continued recovery of environmental costs of $35M Implementation of fuel clause Projected generation output of 16,000 – 16,500 gWh Purchased power volume of 1,200 – 1,600 gWh Cost Control Plant Performance and Purchased Power Regulatory and Other 18 2009 Year-End Earnings Review

Appendix

As of December 31, 2009 Consolidated Statements of Cash Flows 2009 Year-End Earnings Review 20 Twelve Months Ended December 31, $ in millions 2009 2008 Cash flows from operating activities: Net income 229.1 $ 244.5 $ Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 145.5 137.7 Deferred income taxes 201.6 43.1 Changes in certain assets and liabilities (65.3) (35.7) Other 15.2 (26.4) Net cash provided by operating activities 526.1 363.2 Cash flows from investing activities: Capital expenditures (172.3) (243.6) Proceeds from sale of property 1.2 - Purchase of short-term investment - (4.9) Sale of short-term investment 5.0 - Net cash used for investing activities (166.1) (248.5) Cash flows from financing activities: Dividends paid on common stock (128.8) (120.5) Repurchase of DPL common stock (64.4) - Repurchase of warrants (25.2) - Proceeds from exercise of warrants 77.7 - Retirement of long-term debt (175.0) (100.0) Early redemption of Capital Trust II notes (52.4) - Premium paid for early redemption of debt (3.7) - Issuance of pollution control bonds, net - 98.4 Retirement of pollution control bonds - (90.0) Pollution control bond proceeds held in trust - (10.0) Withdrawal of restricted funds held in trust, net 14.5 32.5 Withdrawals from revolving credit facilities 260.0 115.0 Repayment of borrowings from revolving credit facilities (260.0) (115.0) Exercise of stock options 9.0 2.2 Tax impact related to exercise of stock options 0.7 0.3 Net cash used for financing activities (347.6) (187.1) Cash and cash equivalents: Net change 12.4 (72.4) Balance at beginning of period 62.5 134.9 Cash and cash equivalents at end of period 74.9 $ 62.5 $ Supplemental cash flow information: Interest paid, net of amounts capitalized 84.3 $ 86.8 $ Income taxes (refunded) / paid, net (94.6) $ 127.3 $ Non-cash financing and investing activities: Accruals for capital expenditures 20.8 $ 34.1 $ (unaudited)